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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported) DECEMBER 15, 1999
                                                        ------------------------

                                NRG ENERGY, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


        333-33397                                              41-1724239
     ----------------------                     --------------------------------
    (Commission File Number)                   (IRS Employer Identification No.)


   1221 NICOLLET MALL, SUITE 700                       MINNEAPOLIS, MN 55403
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  (Address of principal executive offices)                       (Zip Code)



         Registrant's telephone number, including area code 612-373-5300
                                                            ------------


          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

On December 15, 1999, NRG Energy, Inc (NRG), a wholly-owned subsidiary of Northern States Power Company, acquired the Middletown, Montville, Norwalk and Devon generating stations totaling 2,235 Megawatts (MW) of generating capacity from Connecticut Light & Power Company of Hartford, Connecticut. The total purchase price of $460 million, plus adjustments for working capital, was funded by short-term corporate borrowings and equity from Northern States Power. The short-term financing is expected to be replaced by long-term non-recourse financing in the first quarter of 2000.

Other details are contained in the news release attached as Exhibit 99.7.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No 99.7 - December 15, 1999 News Release from NRG titled "NRG Energy Completes Acquisition of Connecticut Generating Assets."







                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NRG Energy, Inc
                              (Registrant)



                              By  /s/  Leonard A. Bluhm
                                 -----------------------------------------------
                                  Leonard A. Bluhm
                                  Executive Vice President and Chief Financial
                                  Officer
                                  (Principal Financial Officer)




Dated:  December 28, 1999
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